*People you trust.*
*Advice that works.*

Trustmark
Banking and Financial Solutions

# Acquisition of BancTrust Financial Group, Inc.

Mobile, AL

May 29, 2012

## Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements involve a number of risks and uncertainties.

Trustmark and BancTrust caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Trustmark and BancTrust, Trustmark's and BancTrust's plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Trustmark's and BancTrust's filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite BancTrust shareholder approval; the risk that Trustmark or BancTrust may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the "Risk Factors" section of each of Trustmark's and BancTrust's most recent Annual Report on Form 10-K filed with the SEC.

Each forward-looking statement speaks only as of the date of the particular statement and neither Trustmark nor BancTrust undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

# Investment Highlights

## *Strategically Compelling and Financially Attractive*

- ✓ Exceptional opportunity to expand footprint into attractive Alabama markets and increase scale in existing Florida franchise
- ✓ Immediately accretive to operating EPS
- ✓ Credit risk is well understood and manageable; loans and OREO appropriately marked
- ✓ Straightforward system conversions
- ✓ Strong pro forma capital ratios provide flexibility to continue to take advantage of market opportunities

# BancTrust Financial Group Overview

- ✓ **26-year-old bank holding company headquartered in Mobile, AL**
  - 3rd largest bank headquartered in Alabama
- ✓ **As of March 31, 2012**
  - $2.0 billion in assets
  - $1.3 billion in loans
  - $1.8 billion in deposits
  - $900 million in trust account assets
  - 40 offices in Alabama, 9 offices in Florida Panhandle
- ✓ **Strong market share and deep customer relationships**
- ✓ **Provides entry to 15+ Alabama markets, including Mobile, Montgomery and Selma**
- ✓ **Enhances Trustmark's existing franchise in Florida Panhandle**





# Transaction Summary

Trustmark
Banking and Financial Solutions

**Purchase Price and Structure**

- ✓ Fixed exchange ratio of 0.125 shares of Trustmark per BancTrust common share
- ✓ Represents approximately $3.08 per BancTrust share[1]
- ✓ Aggregate common stock consideration to BancTrust shareholders of $55.4 million [1]
- ✓ Tax-free exchange
- ✓ BancTrust preferred stock and warrant issued to U.S. Treasury totaling $50 million to be repaid by Trustmark

**Estimated Transaction Economics**

- ✓ Immediately accretive to operating EPS
- ✓ Merger consideration represents approximately 5.3 times projected 2013 operating net income of $20 million in 2013
- ✓ Manageable tangible book value dilution – earned back in 4.5 years
- ✓ Cost savings of approximately 25% of BancTrust's core, annualized noninterest expense specifically identified
- ✓ Significant revenue synergies identified but not assumed
- ✓ One-time, pre-tax expenses of approximately $13.7 million

**Capital**

- ✓ Excellent utilization of excess capital
- ✓ Strong pro forma capital ratios
  - Tier 1 risk-based capital ratio: 12.2%
  - Tangible common equity to tangible assets: 7.9%

**Expected Closing**

- ✓ 4th quarter 2012
- ✓ Subject to regulatory and BancTrust shareholder approval and customary closing conditions

[1] Price per BTFG share and aggregate value of consideration based on the closing price of TRMK's common stock as of May 25, 2012 of $24.66 per share

# Strategic Rationale

Trustmark Banking and Financial Solutions

- ✓ Significant opportunity to generate additional revenue and leverage Trustmark's operating platform
- ✓ Ability to deliver Trustmark's full suite of banking, mortgage banking, wealth management and insurance services to BancTrust's markets

## Pro Forma Branch Map



Memphis
Jackson
Montgomery
Mobile
Houston
Trustmark Locations
BankTrust Locations

## Pro Forma Deposit Market Share

| | BancTrust | | | | |
|---|---|---|---|---|---|
| | Offices | Deposits (millions)[1] | Market Share[1] | Rank | Population (000s) |
| ***Mobile Market*** | | | | | |
| Mobile MSA | 7 | 513 | 8.5% | 5 | 414 |
| Daphne-Fairhope MSA | 3 | 67 | 2.5% | 11 | 205 |
| ***Central and South Alabama (Top 5 - Deposits)*** | | | | | |
| Montgomery MSA | 8 | 297 | 4.1% | 8 | 392 |
| Selma MSA | 3 | 143 | 28.1% | 1 | 44 |
| Brewton-Escambia County | 3 | 138 | 22.9% | 1 | 38 |
| Monroeville-Monroe County | 2 | 115 | 34.8% | 1 | 23 |
| Greenville-Butler County | 4 | 95 | 33.4% | 1 | 21 |
| ***Florida Panhandle*** | | | | | |
| Walton County | 4 | 96 | 11.5% | 2 | 56 |
| Bay County | 2 | 45 | 1.8% | 11 | 169 |
| Okaloosa County | 3 | 39 | 1.1% | 18 | 181 |
| ***Total Franchise*** | *49* | *1,867* | | | *1,956* |

Strategic Rationale

[1] Source: SNL Financial as of 06/30/11

Trustmark Banking and Financial Solutions

## Mobile, Alabama

- ✓ Primary market drivers include aerospace, logistics, steel manufacturing, medicine and education
- ✓ Large employers in the region include Mobile Infirmary Medical Center, University of South Alabama, Austal USA, ThyssenKrupp Steel USA and ST Mobile Aerospace Engineering



## Central & South Alabama

- ✓ Primary market drivers include state government, education, automotive manufacturing and the Department of Defense
- ✓ Large employers in the region include the State of Alabama, Auburn University, Mercedes-Benz Manufacturing, Hyundai Motor Manufacturing, KIA Motors Manufacturing and Maxwell Gunter Air Force Base



## Florida Panhandle

- ✓ Primary market drivers include the Department of Defense, tourism and healthcare
- ✓ Area is home to four major military installations – Naval Air Station Pensacola, Hurlbut Field, Eglin Air Force Base and Tyndall Air Force Base, which collectively employ over 65,000 civilian and military personnel



Source: Mobile Area Chamber of Commerce, Montgomery Chamber of Commerce and Florida Defense Industry – Economic Impact Analysis

# Deposit Composition
# March 31, 2012

*($ in millions)*

Trustmark Banking and Financial Solutions

✓ Opportunities to…

- Optimize retail distribution network
- Reduce cost of deposits
- Improve deposit mix
- Provide broader range of financial services

## BancTrust Deposit Composition



Total Deposits: $1,791
Noninterest Bearing Demand, $270
15%
Interest Bearing Demand, $557
31%
Savings, $142
8%
Time, $823
46%

## Cost of Deposits (%)



2.34%
2.00%
1.62%
1.13%
1.15%
0.68%
0.84%
0.48%
0.61%
0.38%
2008
2009
2010
2011
Q1 2012
BTFG
TRMK

## Trustmark Deposit Composition



Total Deposits: $8,091
Noninterest Bearing Demand, $2,024
25%
Interest Bearing Demand, $2,443
30%
Savings & MMDA, $1,581
20%
Time, $2,042
25%

Source: SNL Financial, Company documents

**Deposit Composition**

# Due Diligence Process

- ✓ Conducted comprehensive and extensive diligence covering credit, financial and regulatory matters
- ✓ Reviewed 82% of the commercial portfolio and 18% of the consumer portfolio for total coverage of 68% of total loans; reviewed 97% of non-accrual loans
- ✓ Trustmark senior lenders and credit administrators visited significant percentage of real estate collateral and OREO in all geographic markets
- ✓ Analyzed underwriting within the loan portfolio
- ✓ Credit risk is manageable and well understood

## BancTrust Loan Portfolio
($ in millions) March 31, 2012

**Total Loans: $1,257**



Consumer, $43
Other, $16
Construction, Land & Development, $263
Farm and Agricultural, $14
1-4 Family, $237
Multifamily, $27
Owner-Occupied CRE, $185
Non-Owner-Occupied CRE, $188
C&I, $284
3%
1%
21%
1%
19%
2%
15%
15%
23%

## Composition of Credit Mark
($ in millions)

| | Balance 03/31/12 | Total Credit Mark $ | Total Credit Mark % |
|---|---|---|---|
| C&I | $283.6 | $36.5 | 12.9% |
| Construction, Land & Development | 263.1 | 94.7 | 36.0% |
| 1-4 Family | 237.2 | 18.9 | 8.0% |
| Non-Owner-Occupied CRE | 188.0 | 16.3 | 8.7% |
| Owner-Occupied CRE | 184.8 | 11.0 | 6.0% |
| Consumer | 43.3 | 4.1 | 9.5% |
| Multifamily | 26.9 | 1.4 | 5.3% |
| Other | 16.0 | 0.2 | .01% |
| Farm and Agricultural | 13.6 | 1.7 | 12.3% |
| Total Loans & Leases | $1,256.5 | $184.8 | 14.7% |
| OREO[1] | 87.8 | 42.5 | 48.4% |
| Loans, Leases & OREO | $1,344.3 | $227.3 | 16.9% |

[1] OREO at March 31, 2012 of $60.8mm is net of $26.0mm valuation allowance; gross mark is $26.0mm + $16.5mm, or $42.5mm
Source: Company documents

# BancTrust Geographic Loan Composition
# March 31, 2012

*($ in millions)*

Trustmark
Banking and Financial Solutions

## Total Loans

**Total: $1,257**



Northwest Florida, $214
17%
52%
Mobile, $653
31%
Central Alabama, $389

## Construction & Development

**Total: $263**



Northwest Florida, $110
42%
37%
Mobile, $99
21%
Central Alabama, $54

Source: Company documents

# BancTrust Nonperforming Loans
# March 31, 2012

*($ in millions)*

- ✓ Trustmark has a proven record of managing real estate loans in a challenging environment
- ✓ Dedicated asset resolution team already in place

## Nonperforming Loans By Type

**Total: $101**



C&I, $4
Consumer, $1
4%
1%
CRE, $17
16%
63%
C&D, $63
16%
1-4 Family, $16

## Nonperforming Loans By Region

**Total: $101**



Other, $2
Mobile, $13
2%
13%
21%
Central Alabama, $22
64%
Northwest Florida, $65

**Nonperforming Loans**

Source: Company documents

# Summary

Trustmark
Banking and Financial Solutions

- ✓ Strategically compelling – exceptional opportunity to expand footprint into attractive Alabama markets and increase scale in existing Florida franchise
- ✓ Financially attractive
  - Immediately accretive to operating EPS
  - Price represents 5.3 times projected 2013 core income of $20.0 million
  - Tangible book value dilution earned back in 4.5 years
- ✓ Strong pro forma capital ratios
- ✓ Proven ability to manage credit risk
- ✓ Experienced acquirer with track record of seamless conversion and integration
- ✓ Opportunity to expand Trustmark product offerings to BancTrust's markets

*People you trust.*
*Advice that works.*

Trustmark
Banking and Financial Solutions

# Supplemental Information: BancTrust Branch Franchise

# Franchise Overview
# Mobile Market

| | BancTrust | | | | |
|---|---|---|---|---|---|
| | Offices | Deposits (000s) | Market Share | Rank | Population (000s) |
| ***Mobile Market*** | | | | | |
| Mobile MSA | 7 | $ 513.2 | 8.5% | 5 | 414.1 |
| Daphne-Fairhope MSA | 3 | $ 66.5 | 2.5% | 11 | 205.0 |
| ***Total Mobile Market*** | ***10*** | ***$ 579.7*** | | | |



*Tillman's Corner*



*Springhill Branch*



*Fairhope Branch*


BankTrust

*Dauphin Street Financial Center*

**Selected Branches**

Source: SNL Financial, Company Reports

# Franchise Overview
# Alabama – Central and South

| | BancTrust | | | | |
|---|---|---|---|---|---|
| | Offices | Deposits (000s) | Market Share | Rank | Population (000s) |
| ***Central and South Alabama*** | | | | | |
| Montgomery MSA | 8 | $ 296.6 | 4.1% | 8 | 391.7 |
| Selma MSA | 3 | $ 142.5 | 28.1% | 1 | 43.6 |
| Brewton-Escambia County | 3 | $ 138.4 | 22.9% | 1 | 38.4 |
| Monroeville-Monroe County | 2 | $ 114.7 | 34.8% | 1 | 23.0 |
| Greenville-Butler County | 4 | $ 94.9 | 33.4% | 1 | 21.0 |
| Demopolis-Maringo County | 2 | $ 84.9 | 20.3% | 2 | 20.9 |
| Eufaula-Barbour County | 2 | $ 80.8 | 17.6% | 2 | 27.3 |
| Montevallo-Shelby County | 2 | $ 76.7 | 4.0% | 10 | 198.3 |
| Auburn-Opelika MSA | 2 | $ 49.4 | 2.5% | 10 | 143.2 |
| Centreville-Bibb County | 1 | $ 27.8 | 16.0% | 3 | 22.9 |
| ***Total Central and South AL*** | ***30*** | ***$ 1,106.7*** | | | |
| Total Alabama Franchise | 40 | $ 1,686.4 | | | |



*Montgomery – Carmichael Branch*



*Auburn Taylor Road Branch*



*Millbrook Branch*

**Selected Branches**

Source: SNL Financial, Company Reports

# Franchise Overview
# Florida Panhandle

|  | BancTrust |  |  |  | Proforma Trustmark |  |  |  |  |
|---|---|---|---|---|---|---|---|---|---|
|  | Offices | Deposits (000s) | Market Share | Rank | Offices | Deposits (000s) | Market Share | Rank | Population (000s) |
| ***Florida Panhandle*** |  |  |  |  |  |  |  |  |  |
| Walton County | 4 | $ 96.2 | 11.5% | 2 | 7 | $ 161.3 | 19.3% | 2 | 55.7 |
| Bay County | 2 | $ 45.4 | 1.8% | 11 | 13 | $ 378.4 | 14.8% | 2 | 169.3 |
| Okaloosa County | 3 | $ 38.6 | 1.1% | 18 | 4 | $ 93.9 | 2.7% | 14 | 181.2 |
| ***Total Florida Franchise*** | *9* | *$ 180.2* |  |  | *24* | *$ 633.6* |  |  |  |



*Panama City Beach Branch*



*Santa Rosa Beach Branch*

**Selected Branches**

Source: SNL Financial, Company Reports

# Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Trustmark and BancTrust, Trustmark will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a proxy statement of BancTrust and a prospectus of Trustmark. BancTrust shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about Trustmark and BancTrust, without charge, at the SEC's website at www.sec.gov. You may also obtain copies of all documents filed with the SEC, without charge, by directing a request to F. Joseph Rein, Jr., Trustmark Corporation, 248 East Capitol Street, Suite 310, Jackson, Mississippi 39201, telephone 601-208-6898 or F. Michael Johnson, BancTrust Financial Group, 107 Saint Francis Street, P.O. Box 3067, Mobile, Alabama 36602, telephone 251-431-7813.

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Trustmark and BancTrust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BancTrust shareholders in connection with the proposed transaction. Information about Trustmark's directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 27, 2012. These documents are available free of charge at the SEC's website at www.sec.gov, or by going to Trustmark's Investor Relations page on its corporate website at www.trustmark.com. Information about BancTrust's directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on April 12, 2012, as amended on April 27, 2012. These documents are available free of charge at the SEC's website at www.sec.gov, or by going to BancTrust's Investor Relations page on its corporate website at www.banktrustonline.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus that Trustmark intends to file with the SEC.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

*People you trust.*
*Advice that works.*

Trustmark
Banking and Financial Solutions